                      SAXON ASSET SECURITIES TRUST 2000-1
                    MORTGAGE LOAN ASSET BACKED CERTIFICATES


                                 SERIES 2000-1


                                TRUST AGREEMENT


                         dated as of February 1, 2000


                                     among


                        SAXON ASSET SECURITIES COMPANY,

                                 as Depositor


                             SAXON MORTGAGE, INC.,

                              as Master Servicer


                                      and


                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,

                                  as Trustee

                               TABLE OF CONTENTS

Article I Definitions....................................................................  1

     Section 1.01.  Standard Terms; Section References...................................  1

     Section 1.02.  Defined Terms........................................................  1

Article II Formation of Trust; Conveyance of Mortgage Loans..............................  27

     Section 2.01.  Conveyance of Mortgage Loans.........................................  27

Article III Remitting to Certificateholders..............................................  27

     Section 3.01.  Subaccount Distributions.............................................  27

     Section 3.02.  Certificate Distributions............................................  28

     Section 3.03.  Reports to the Depositor and the Trustee.............................  33

     Section 3.04.  Reports by Master Servicer...........................................  33

Article IV The Certificates..............................................................  35

     Section 4.01.  The Certificates.....................................................  35

     Section 4.02.  Denominations........................................................  35

Article V Miscellaneous Provisions.......................................................  36

     Section 5.01.  Request for Opinions.................................................  36

     Section 5.02.  Form of Certificates; Schedules and Exhibits; Governing Law..........  36

     Section 5.03.  REMIC Administration.................................................  36

     Section 5.04.  Optional Termination.................................................  37

     Section 5.05.  Master Servicer; Certificate Registrar and Paying Agent..............  38


Schedule I:    The Mortgage Loans: A.   Group I Mortgage Loans
                                   B.   Group II Mortgage Loans
Schedule II:   Sales Agreement and Servicing Agreement
Exhibit AF:    1:   Form of Class AF-1 Certificate
               2:   Form of Class AF-2 Certificate
               3:   Form of Class AF-3 Certificate
               4:   Form of Class AF-4 Certificate
               5:   Form of Class AF-5 Certificate
               6:   Form of Class AF-6 Certificate
Exhibit MF:    1:   Form of Class MF-1 Certificate
               2:   Form of Class MF-2 Certificate
Exhibit BF:    1:   Form of Class BF-1 Certificate
               2:   Form of Class BF-1A Certificate
Exhibit AV     1:   Form of Class AV-1 Certificate
Exhibit MV:    1:   Form of Class MV-1 Certificate
               2:   Form of Class MV-2 Certificate
Exhibit BV:    1:   Form of Class BV-1 Certificate
               2:   Form of Class BV-1A Certificate
Exhibit C:          Form of Class C Certificate
Exhibit R:          Form of Class R Certificate
Exhibit I:          Reportable Exceptions
Exhibit J:          Form of Remittance Agency Agreement
Exhibit K:          Form of Security Release Certification

                                TRUST AGREEMENT

     THIS TRUST AGREEMENT dated as of February 1, 2000 (this "Agreement"), among SAXON ASSET SECURITIES COMPANY, a Virginia corporation (the "Depositor"), SAXON MORTGAGE, INC., a Virginia corporation, as Master Servicer (the "Master Servicer"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, as Trustee, under this Agreement and the Standard Terms to Trust Agreement (February 2000 Edition) (the "Standard Terms"), all the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Agreement as if set forth herein in full (this Agreement with the Standard Terms so incorporated, the "Trust Agreement").

                             PRELIMINARY STATEMENT

    The Board of Directors of the Depositor has duly authorized the formation of a trust (the "Trust") to issue a series of asset backed certificates with an aggregate initial Certificate Principal Balance of $458,755,000 to be known as the Saxon Asset Securities Trust 2000-1, Mortgage Loan Asset Backed Certificates, Series 2000-1 (the "Certificates"). The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the following: the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-1A, Class C and Class R Certificates.

    In accordance with Section 10.01 of the Standard Terms, the Trustee will make elections to treat certain assets of the Trust as real estate mortgage investment conduits for federal income tax purposes.

    NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Master Servicer and the Trustee agree as follows:

                                   Article I
                                  Definitions

     Section 1.01.  Standard Terms; Section References.

     (a) The Standard Terms prescribe the duties, responsibilities and obligations of the Depositor, the Master Servicer and the Trustee with respect to the Certificates. The Depositor, the Master Servicer, and the Trustee agree to observe and perform such duties, responsibilities and obligations to the extent they are not inconsistent with the provisions of this Agreement and acknowledge that, except to the extent inconsistent with the provisions of this Agreement, the Standard Terms as of the Closing Date, as modified by Sections
1.01 and 1.02 hereof, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

     (b) Unless otherwise specified herein, all references in this Agreement to sections shall mean sections contained in this Agreement.

     (c) Upon notification by the Master Servicer of the occurrence of a Group I or Group II Trigger Event, the Trustee shall advise the Certificateholders of that fact and, if requested to do so by the holders of Certificates representing a majority of the Voting Rights, the Trustee shall terminate Meritech as the Servicer.

     Section 1.02. Defined Terms.

     Capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms. In addition, the following provisions shall govern the defined terms set forth below for the Trust Agreement. If a term defined in the Standard Terms is also defined herein, the definition herein shall control.

     "Accrual Period": With respect to the Group I Certificates and the Class BV-1A Certificates and any Distribution Date, the calendar month immediately preceding such Distribution Date; a "calendar month" shall be deemed to be 30 days. With respect to the Group II Certificates (other than the Class BV-1A Certificates) and any

Distribution Date, the period commencing on the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing
Date) and ending on the day immediately preceding the current Distribution Date. All calculations of interest on the Group I Certificates and the Class BV-1A Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months and all calculations of interest on the Group II Certificates (other than the Class BV-1A Certificates) will be made on the basis of the actual number of days elapsed in the related Accrual Period and a year of 360 days.

    "Book-Entry Certificates": The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates except to the extent provided in Section 5.03 of the Standard Terms.

    "Certificate": Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-1A, Class C and Class R Certificates.

    "Certificate Registrar": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

    "Class": Any of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-1A, Class C and Class R.

      "Certificate Definitions":

          "Group I Certificates":

          "Class AF-1 Certificate": Any Certificate designated as a "Class AF-1 Certificate" on the face thereof, in the form of Exhibit AF-1 hereto, representing the right to distributions as set forth herein.

          "Class AF-1 Certificate Principal Balance": The Certificate Principal Balance of the Class AF-1 Certificates.

          "Class AF-1 Current Interest": With respect to any Distribution Date, the interest accrued on the Class AF-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-1 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

          "Class AF-1 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i)  the excess of:

               (A) Class AF-1 Current Interest with respect to prior Distribution Dates over

               (B) the amount actually distributed to Class AF-1 with respect to interest on such prior Distribution Dates and

          (ii) interest thereon at the Class AF-1 Pass-Through Rate for the related Accrual Period.

          "Class AF-1 Pass-Through Rate": With respect to any Distribution Date, 7.585% per annum.

          "Class AF-2 Certificate": Any Certificate designated as a "Class AF-2 Certificate" on the face thereof, in the form of Exhibit AF-2 hereto, representing the right to distributions as set forth herein.

          "Class AF-2 Certificate Principal Balance": The Certificate Principal Balance of the Class AF-2 Certificates.

          "Class AF-2 Current Interest": With respect to any Distribution Date, the interest accrued on the Class AF-2 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-2 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-2 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

          "Class AF-2 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i) the excess of :

               (A) Class AF-2 Current Interest with respect to prior Distribution Dates over

               (B) the amount actually distributed to Class AF-2 with respect to interest on such prior Distribution Dates and

          (ii) interest thereon at the Class AF-2 Pass-Through Rate for the related Accrual Period.

          "Class AF-2 Pass-Through Rate": With respect to each Distribution Date, 7.710% per annum.

          "Class AF-3 Certificate": Any Certificate designated as a "Class AF-3 Certificate" on the face thereof, in the form of Exhibit AF-3 hereto, representing the right to distributions as set forth herein.

          "Class AF-3 Certificate Principal Balance": The Certificate Principal Balance of the Class AF-3 Certificates.

          "Class AF-3 Current Interest": With respect to any Distribution Date, the interest accrued on the Class AF-3 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-3 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-3 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

          "Class AF-3 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i) the excess of:

               (A) Class AF-3 Current Interest with respect to prior Distribution Dates over

               (B) the amount actually distributed to Class AF-3 with respect to interest on such prior Distribution Dates and

          (ii) interest thereon at the Class AF-3 Pass-Through Rate for the related Accrual Period.

          "Class AF-3 Pass-Through Rate": With respect to each Distribution Date, 7.755% per annum.

          "Class AF-4 Certificate": Any Certificate designated as a "Class AF-4 Certificate" on the face thereof, in the form of Exhibit AF-4 hereto, representing the right to distributions as set forth herein.

          "Class AF-4 Certificate Principal Balance": The Certificate Principal Balance of the Class AF-4 Certificates.

          "Class AF-4 Current Interest": With respect to any Distribution Date, the interest accrued on the Class AF-4 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-4 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-4 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

          "Class AF-4 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i) the excess of:

               (A) Class AF-4 Current Interest with respect to prior Distribution Dates over

               (B) the amount actually distributed to Class AF-4 with respect to interest on such prior Distribution Dates and

          (ii) interest thereon at the Class AF-4 Pass-Through Rate for the related Accrual Period.

          "Class AF-4 Pass-Through Rate": With respect to each Distribution Date, the lesser of (i) 8.075% per annum and (ii) the Group I Net Rate for such date..

          "Class AF-5 Certificate": Any Certificate designated as a "Class AF-5 Certificate" on the face thereof, in the form of Exhibit AF-5 hereto, representing the right to distributions as set forth herein.

          "Class AF-5 Certificate Principal Balance": The Certificate Principal Balance of the Class AF-5 Certificates.

          "Class AF-5 Current Interest": With respect to any Distribution Date, the interest accrued on the Class AF-5 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-5 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-5 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

          "Class AF-5 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i) the excess of:

               (A) Class AF-5 Current Interest with respect to prior Distribution Dates over

               (B) the amount actually distributed to Class AF-5 with respect to interest on such prior Distribution Dates and

          (ii) interest thereon at the Class AF-5 Pass-Through Rate for the related Accrual Period.

          "Class AF-5 Pass-Through Rate": With respect to each Distribution Date, the lesser of (i) 8.305% per annum plus, after the Initial Optional Termination Date, 0.50% and (ii) the Group I Net Rate for such date.

          "Class AF-6 Certificate": Any Certificate designated as a "Class AF-6 Certificate" on the face thereof, in the form of Exhibit AF-6 hereto, representing the right to distributions as set forth herein.

          "Class AF-6 Certificate Principal Balance": The Certificate Principal Balance of the Class AF-6 Certificates.

          "Class AF-6 Current Interest": With respect to any Distribution Date, the interest accrued on the Class AF-6 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-6 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-6 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

          "Class AF-6 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i) the excess of:

                (A) Class AF-6 Current Interest with respect to prior Distribution Dates over

                (B) the amount actually distributed to Class AF-6 with respect to interest on such prior Distribution Dates and

          (ii) interest thereon at the Class AF-6 Pass-Through Rate for the related Accrual Period.

          "Class AF-6 Pass-Through Rate": With respect to each Distribution Date, the lesser of (i) 8.005% per annum and (ii) the Group I Net Rate for such date.

          "Class AF-6 Principal Distribution Amount": With respect to any Distribution Date, the product of:

          (i) a fraction the numerator of which is the Class AF-6 Certificate Principal Balance and the denominator of which is the Group I Class A Certificate Principal Balance, in each case immediately prior to such Distribution Date,

          (ii) the Group I Class A Principal Distribution Amount for such Distribution Date and

          (iii) the applicable percentage for such Distribution Date set forth below:

                 Distribution Date                   Percentage
                ------------------                   ----------
               March 2000 - February 2003                0%
               March 2003 - February 2005               45%
               March 2005 - February 2006               80%
               March 2006 - February 2007              100%
               March 2007 and thereafter               300%

          "Class MF-1 Applied Realized Loss Amount": As to any Distribution Date, the sum of the Realized Losses with respect to Group I which have been applied in reduction of the Certificate Principal Balance of the Class MF-1 Certificates pursuant to Section 3.02(h)(iv) hereof.

          "Class MF-1 Certificate": Any Certificate designated as a "Class MF-1 Certificate" on the face thereof, in the form of Exhibit MF-1 hereto, representing the right to distributions as set forth herein.

          "Class MF-1 Certificate Principal Balance": The Certificate Principal Balance of the Class MF-1 Certificates less any Class MF-1 Applied Realized Loss Amount.

          "Class MF-1 Current Interest": With respect to any Distribution Date, the interest accrued on the Class MF-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class MF-1 Pass-Through Rate plus any amount previously distributed with respect to interest for Class MF-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

          "Class MF-1 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i) the excess of

                 (A) Class MF-1 Current Interest with respect to prior Distribution Dates over

                 (B) the amount actually distributed to Class MF-1 with respect to interest on such prior Distribution Dates and

          (ii) interest thereon at the Class MF-1 Pass-Through Rate for the related Accrual Period.

          "Class MF-1 Pass-Through Rate": With respect to each Distribution Date, the lesser of (i) 8.335% per annum plus, after the Initial Optional Termination Date, 0.50% and (ii) the Group I Net Rate on such date.

          "Class MF-1 Unpaid Realized Loss Amount": As to any Distribution Date, the excess of (i) the Class MF-1 Applied Realized Loss Amount over
     (ii) the sum of all distributions in reduction of the Class MF-1 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.02(f) hereof.

          "Class MF-2 Applied Realized Loss Amount": As to any Distribution Date, the sum of the Realized Losses with respect to Group I which have been applied in reduction of the Certificate Principal Balance of the Class MF-2 Certificates pursuant to Section 3.02(h)(iii) hereof.

          "Class MF-2 Certificate": Any Certificate designated as a "Class MF-2 Certificate" on the face thereof, in the form of Exhibit MF-2 hereto, representing the right to distributions as set forth herein.

          "Class MF-2 Certificate Principal Balance": The Certificate Principal Balance of the Class MF-2 Certificates less any Class MF-2 Applied Realized Loss Amount.

          "Class MF-2 Current Interest": With respect to any Distribution Date, the interest accrued on the Class MF-2 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class MF-2 Pass-Through Rate plus any amount previously distributed with respect to interest for Class MF-2 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

          "Class MF-2 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i) the excess of:

               (A) Class MF-2 Current Interest with respect to prior Distribution Dates over

               (B) the amount actually distributed to Class MF-2 with respect to interest on such prior Distribution Dates and

          (ii) interest thereon at the Class MF-2 Pass-Through Rate for the related Accrual Period.

          "Class MF-2 Pass-Through Rate": With respect to each Distribution Date, the lesser of (i) 8.730% per annum plus, after the Initial Optional Termination Date, 0.50% and (ii) the Group I Net Rate on such date.

          "Class MF-2 Unpaid Realized Loss Amount": As to any Distribution Date, the excess of (i) the Class MF-2 Applied Realized Loss Amount over
     (ii) the sum of all distributions in reduction of the Class MF-2 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.02(f) hereof.

          "Class BF-1 Applied Realized Loss Amount": As to any Distribution Date, the sum of the Realized Losses with respect to Group I which have been applied in reduction of the Certificate Principal Balance of the Class BF-1 Certificates pursuant to Section 3.02(h)(ii) hereof.

          "Class BF-1 Certificate": Any Certificate designated as a "Class BF-1 Certificate" on the face thereof, in the form of Exhibit BF-1 hereto, representing the right to distributions as set forth herein.

          "Class BF-1 Certificate Principal Balance": The Certificate Principal Balance of the Class BF-1 Certificates less any Class BF-1 Applied Realized Loss Amount.

          "Class BF-1 Current Interest": With respect to any Distribution Date, the interest accrued on the Class BF-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class BF-1 Pass-Through Rate plus any amount previously distributed with respect to interest for Class BF-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

          "Class BF-1 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i) the excess of:

                  (A) Class BF-1 Current Interest with respect to prior Distribution Dates over

                  (B) the amount actually distributed to Class BF-1 with respect to interest on such prior Distribution Dates and

         (ii) interest thereon at the Class BF-1 Pass-Through Rate for the related Accrual Period.

          "Class BF-1 Pass-Through Rate": With respect to each Distribution Date, the lesser of (i) 9.760% per annum and (ii) the Group I Net Rate on such date.

          "Class BF-1 Unpaid Realized Loss Amount": As to any Distribution Date, the excess of (i) the Class BF-1 Applied Realized Loss Amount over
     (ii) the sum of all distributions in reduction of the Class BF-1 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.02(f) hereof.

          "Class BF-1A Applied Realized Loss Amount": As to any Distribution Date, the sum of the Realized Losses with respect to Group I which have been applied in reduction of the Certificate Principal Balance of the Class BF-1A Certificates pursuant to Section 3.02(h)(i) hereof.

          "Class BF-1A Certificate": Any Certificate designated as a "Class BF-1A Certificate" on the face thereof, in the form of Exhibit BF-1A hereto, representing the right to distributions as set forth herein.

          "Class BF-1A Certificate Principal Balance": The Certificate Principal Balance of the Class BF-1A Certificates less any Class BF-1A Applied Realized Loss Amount.

          "Class BF-1A Current Interest": With respect to any Distribution Date, the interest accrued on the Class BF-1A Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class BF-1A Pass-Through Rate plus any amount previously distributed with respect to interest for Class BF-1A that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

          "Class BF-1A Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i)  the excess of:

                   (A) Class BF-1A Current Interest with respect to prior Distribution Dates over

                   (B) the amount actually distributed to Class BF-1A with respect to interest on such prior Distribution Dates and

         (ii) interest thereon at the Class BF-1A Pass-Through Rate for the related Accrual Period.

          "Class BF-1A Pass-Through Rate": With respect to each Distribution Date, the lesser of (i) 8.990% per annum and (ii) the Group I Net Rate on such date.

          "Class BF-1A Unpaid Realized Loss Amount": As to any Distribution Date, the excess of (i) the Class BF-1A Applied Realized Loss Amount over
     (ii) the sum of all distributions in reduction of the Class BF-1A Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.02(f) hereof.

          "Group II Certificates":

          "Class AV-1 Certificate": Any Certificate designated as a "Class AV-1 Certificate" on the face thereof, in the form of Exhibit AV-1 hereto representing the right to distributions as set forth herein.

          "Class AV-1 Certificate Principal Balance": The Certificate Principal Balance of the Class AV-1 Certificates.

          "Class AV-1 Certificates Carryover": If on any Distribution Date the Class AV-1 Pass-Through Rate is based upon the Group II Available Funds Cap, the excess of:

          (i) the amount of interest the Class AV-1 Certificates would be entitled to receive on such Distribution Date had the Class AV-1 Pass-Through Rate not been calculated based on the Group II Available Funds Cap (but not more than the weighted average of the Maximum Lifetime Mortgage Interest Rates on the Mortgage Loans in Group II less the Group II Servicing Fee Rate and the Group II Master Servicing Fee Rate) over

         (ii) the amount of interest such Certificates received on such Distribution Date based on the Group II Available Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the Group II Available Funds Cap).

          "Class AV-1 Current Interest": With respect to any Distribution Date, the interest accrued on the Class AV-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AV-1 Pass Through Rate plus any amount previously distributed with respect to interest for Class AV-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order; provided, however, Class AV-1 Current Interest shall not include any Class AV-1 Certificates Carryover.

          "Class AV-1 Interest Carry Forward Amount": With respect to any Distribution Date, the sum of:

          (i)  the excess of:

                   (A) Class AV-1 Current Interest with respect to prior Distribution Dates (excluding any Class AV-1 Certificates Carryover) over

                 (B) the amount actually distributed to Class AV-1 with respect to interest (other than in respect of Class AV-1 Certificate Carryover) on such prior Distribution Dates and

          (ii) interest on such excess at the Class AV-1 Pass-Through Rate for the related Accrual Period.

          "Class AV-1 Pass-Through Rate": With respect to any Distribution Date, the lesser of (x) One Month LIBOR plus, in the case of any Distribution Date prior to the Initial Optional Termination Date, 0.240% per annum, or in the case of any Distribution Date that occurs on or after the Initial Optional Termination Date, plus 0.480% per annum and (y) the Group II Available Funds Cap for such Distribution Date.

          "Class MV-1 Applied Realized Loss Amount": As to any Distribution Date, the sum of the Realized Losses with respect to Group II which have been applied in reduction of the Certificate Principal Balance of the Class MV-1 Certificates pursuant to Section 3.02(i)(iv) hereof.

          "Class MV-1 Certificate": Any Certificate designated as a "Class MV-1 Certificate" on the face thereof, in the form of Exhibit MV-1 hereto representing the right to distributions as set forth herein.

          "Class MV-1 Certificate Principal Balance": The Certificate Principal Balance of the Class MV-1 Certificates less any Class MV-1 Applied Realized Loss Amount.

          "Class MV-1 Certificates Carryover": If on any Distribution Date the Class MV-1 Pass-Through Rate is based upon the Group II Available Funds Cap, the excess of:

          (i) the amount of interest the Class MV-1 Certificates would be entitled to receive on such Distribution Date had the Class MV-1 Pass-Through Rate not been calculated based on the Group II Available Funds Cap (but not more than the weighted average of the Maximum Lifetime Mortgage Interest Rates on the Mortgage Loans in Group II less the Group II Servicing Fee Rate and the Group II Master Servicing Fee Rate) over

          (ii) the amount of interest such Certificates received on such Distribution Date based on the Group II Available Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the Group II Available Funds Cap).

          "Class MV-1 Current Interest": With respect to any Distribution Date, the interest accrued on the Class MV-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class MV-1 Pass Through Rate plus any amount previously distributed with respect to interest for Class MV-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order; provided, however, Class MV-1 Current Interest shall not include any Class MV-1 Certificates Carryover.

          "Class MV-1 Interest Carry Forward Amount": With respect to any Distribution Date, the sum of:

          (i)  the excess of:

                 (A) Class MV-1 Current Interest with respect to prior Distribution Dates (excluding any Class MV-1 Certificates Carryover) over

                 (B) the amount actually distributed to Class MV-1 with respect to interest (other than in respect of Class MV-1 Certificate Carryover) on such prior Distribution Dates and

          (ii) interest on such excess at the Class MV-1 Pass-Through Rate for the related Accrual Period.

          "Class MV-1 Pass-Through Rate": With respect to any Distribution Date, the lesser of (x) One Month LIBOR plus, in the case of any Distribution Date prior to the Initial Optional Termination Date, 0.430% per annum, or in the case of any Distribution Date that occurs on or after the Initial Optional Termination Date, plus 0.645% per annum and (y) the Group II Available Funds Cap for such Distribution Date.

          "Class MV-1 Unpaid Realized Loss Amount": As to any Distribution Date, the excess of (i) the Class MV-1 Applied Realized Loss Amount over
     (ii) the sum of all distributions in reduction of the Class MV-1 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.02(f) hereof.

          "Class MV-2 Applied Realized Loss Amount": As to any Distribution Date, the sum of the Realized Losses with respect to Group II which have been applied in reduction of the Certificate Principal Balance of the Class MV-2 Certificates pursuant to Section 3.02(i)(iii) hereof.

          "Class MV-2 Certificate": Any Certificate designated as a "Class MV-2 Certificate" on the face thereof, in the form of Exhibit MV-2 hereto representing the right to distributions as set forth herein.

          "Class MV-2 Certificate Principal Balance": The Certificate Principal Balance of the Class MV-2 Certificates less any Class MV-2 Applied Realized Loss Amount.

          "Class MV-2 Certificates Carryover": If on any Distribution Date the Class MV-2 Pass-Through Rate is based upon the Group II Available Funds Cap, the excess of:

          (i) the amount of interest the Class MV-2 Certificates would be entitled to receive on such Distribution Date had the Class MV-2 Pass-Through Rate not been calculated based on the Group II Available Funds Cap (but not more than the weighted average of the Maximum Lifetime Mortgage Interest Rates on the Mortgage Loans in Group II less the Group II Servicing Fee Rate and the Group II Master Servicing Fee Rate) over

         (ii) the amount of interest such Certificates received on such Distribution Date based on the Group II Available Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the Group II Available Funds Cap).

          "Class MV-2 Current Interest": With respect to any Distribution Date, the interest accrued on the Class MV-2 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class MV-2 Pass Through Rate plus any amount previously distributed with respect to interest for Class MV-2 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order; provided, however, Class MV-2 Current Interest shall not include any Class MV-2 Certificates Carryover.

          "Class MV-2 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i) the excess of:

               (A) Class MV-2 Current Interest with respect to prior Distribution Dates (excluding any Class MV-2 Certificates Carryover) over

               (B) the amount actually distributed to Class MV-2 with respect to interest (other than in respect of Class MV-2 Certificate Carryover) on such prior Distribution Dates and

         (ii) interest on such excess at the Class MV-2 Pass-Through Rate for the related Accrual Period.

          "Class MV-2 Pass-Through Rate": With respect to any Distribution Date, the lesser of (x) One Month LIBOR plus, in the case of any Distribution Date prior to the Initial Optional Termination Date, 0.820% per annum, or in the case of any Distribution Date that occurs on or after the Initial Optional Termination Date, plus 1.230% per annum and (y) the Group II Available Funds Cap for such Distribution Date.

          "Class MV-2 Unpaid Realized Loss Amount": As to any Distribution Date, the excess of (i) the Class MV-2 Applied Realized Loss Amount over
     (ii) the sum of all distributions in reduction of the Class MV-2 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.02(f) hereof.

          "Class BV-1 Applied Realized Loss Amount: As to any Distribution Date, the sum of the Realized Losses with respect to Group II which have been applied in reduction of the Certificate Principal Balance of the Class BV-1 Certificates pursuant to Section 3.02(i)(ii) hereof.

          "Class BV-1 Certificate": Any Certificate designated as a "Class BV-1 Certificate" on the face thereof, in the form of Exhibit BV-1 hereto representing the right to distributions as set forth herein.

          "Class BV-1 Certificate Principal Balance": The Certificate Principal Balance of the Class BV-1 Certificates less any Class BV-1 Applied Realized Loss Amount.

          "Class BV-1 Certificates Carryover": If on any Distribution Date the Class BV-1 Pass-Through Rate is based upon the Group II Available Funds Cap, the excess of:

          (i) the amount of interest the Class BV-1 Certificates would be entitled to receive on such Distribution Date had the Class BV-1 Pass-Through Rate not been calculated based on the Group II Available Funds Cap (but not more than the weighted average of the Maximum Lifetime Mortgage Interest Rates on the Mortgage Loans in Group II less the Group II Servicing Fee Rate and the Group II Master Servicing Fee Rate) over

         (ii) the amount of interest such Certificates received on such Distribution Date based on the Group II Available Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the Group II Available Funds Cap).

          "Class BV-1 Current Interest": With respect to any Distribution Date, the interest accrued on the Class BV-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class BV-1 Pass Through Rate plus any amount previously distributed with respect to interest for Class BV-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order; provided, however, Class BV-1 Current Interest shall not include any Class BV-1 Certificates Carryover.

          "Class BV-1 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i) the excess of:

               (A) Class BV-1 Current Interest with respect to prior Distribution Dates (excluding any Class BV-1 Certificates Carryover) over

               (B) the amount actually distributed to Class BV-1 with respect to interest (other than in respect of Class BV-1 Certificate Carryover) on such prior Distribution Dates and

          (ii) interest on such excess at the Class BV-1 Pass-Through Rate for the related Accrual Period.

          "Class BV-1 Pass-Through Rate": With respect to any Distribution Date, the lesser of (x) One Month LIBOR plus, in the case of any Distribution Date prior to the Initial Optional Termination Date, 1.950% per annum, or in the case of any Distribution Date that occurs on or after the Initial Optional Termination Date, plus 2.925% per annum and (y) the Group II Available Funds Cap for such Distribution Date.

          "Class BV-1 Unpaid Realized Loss Amount": As to any Distribution Date, the excess of (i) the Class BV-1 Applied Realized Loss Amount over
     (ii) the sum of all distributions in reduction of the Class BV-1 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.02(f) hereof.

          "Class BV-1A Applied Realized Loss Amount: As to any Distribution Date, the sum of the Realized Losses with respect to Group II which have been applied in reduction of the Certificate Principal Balance of the Class BV-1A Certificates pursuant to Section 3.02(i)(i) hereof.

          "Class BV-1A Available Funds Cap": As of any Distribution Date, the weighted average of the Net Rates of the Mortgage Loans in Group II (weighted on the basis of the principal balances thereof as of the first day of the month preceding the month of such Distribution Date).

          "Class BV-1A Certificate": Any Certificate designated as a "Class BV-1A Certificate" on the face thereof, in the form of Exhibit BV-1A hereto representing the right to distributions as set forth herein.

          "Class BV-1A Certificate Principal Balance": The Certificate Principal Balance of the Class BV-1A Certificates less any Class BV-1A Applied Realized Loss Amount.

          "Class BV-1A Current Interest": With respect to any Distribution Date, the interest accrued on the Class BV-1A Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class BV-1A Pass Through Rate plus any amount previously distributed with respect to interest for Class BV-1A that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order.

          "Class BV-1A Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i) the excess of:

               (A) Class BV-1A Current Interest with respect to prior Distribution Dates over

               (B) the amount actually distributed to Class BV-1A with respect to interest on such prior Distribution Dates and

          (ii) interest on such excess at the Class BV-1A Pass-Through Rate for the related Accrual Period.

          "Class BV-1A Pass-Through Rate": With respect to any Distribution Date, the lesser of (x) 9.165% per annum and (y) the Class BV-1A Available Funds Cap for such Distribution Date.

          "Class BV-1A Unpaid Realized Loss Amount": As to any Distribution Date, the excess of (i) the Class BV-1A Applied Realized Loss Amount over
     (ii) the sum of all distributions in reduction of the Class BV-1A Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.02(f) hereof.

    "Class C Certificate": Any of the Certificates designated as a "Class C Certificate" on the face thereof,

in the form of Exhibit C hereto representing the right to distributions as set forth herein.

    "Class C Distribution Amount": With respect to any Distribution Date, one-twelfth of the sum of:

     (a) the product of the AF-1 Balance and the excess of the Group I Net Rate over the Class AF-1 Pass-Through Rate;

     (b) the product of the AF-2 Balance and the excess of the Group I Net Rate over the Class AF-2 Pass-Through Rate;

     (c) the product of the AF-3 Balance and the excess of the Group I Net Rate over the Class AF-3 Pass-Through Rate;

     (d) the product of the AF-4 Balance and the excess of the Group I Net Rate over the Class AF-4 Pass-Through Rate;

     (e) the product of the AF-5 Balance and the excess of the Group I Net Rate over the Class AF-5 Pass-Through Rate;

     (f) the product of the AF-6 Balance and the excess of the Group I Net Rate over the Class AF-6 Pass-Through Rate;

     (g) the product of the MF-1 Balance and the excess of the Group I Net Rate over the Class MF-1 Pass-Through Rate;

     (h) the product of the MF-2 Balance and the excess of the Group I Net Rate over the Class MF-2 Pass-Through Rate;

     (i) the product of the BF-1 Balance and the excess of the Group I Net Rate over the Class BF-1 Pass-Through Rate;

     (j) the product of the BF-1A Balance and the excess of the Group I Net Rate over the Class BF-1A Pass-Through Rate; and

     (k) any excess of the amount specified pursuant to clauses (a) through (j) above for prior Distribution Dates over the amount actually distributed pursuant to such clauses on prior Distribution Dates.


    "Class R Certificate": Any of the Certificates designated as a "Class R Certificate" on the face thereof, in the form of Exhibit R hereto and evidencing an interest designated as the "residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC Provisions.

    "Closing Date":  February 29, 2000.

    "Current Interest": As to any Class, the definition therefor having the corresponding designation as such Class.

    "Custodian": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

    "Cut-Off Date":  As of the close of business on February 1, 2000.

    "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the last day of the Prepayment Period immediately following the day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the last day of the Prepayment Period of the month immediately succeeding the month in which such payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

    "Designated Class": There is no designated Class for purposes of Section
9.02 of the Standard Terms.

    "Distribution Account": The account or accounts created and maintained for the Trust pursuant to Section 3.01 hereof.

    "Distribution Amount": As to each Distribution Date and Class of Certificates, the aggregate amount to be distributed to such Class on such date pursuant to Section 3.02 hereof.

    "Distribution Date": The 25th day of each month, or the next Business Day if such 25th day is not a Business Day, commencing March 27, 2000.

     "Fitch": Fitch IBCA, Inc., and its successors (One State Street Plaza, 33rd Floor, New York, New York 10004).

    Group Definitions:

         "Group I": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Group I, including any Group I Qualified Substitute Mortgage Loans delivered in replacement thereof.

         "Group I Applicable Percentage": For each Distribution Date, and as to Group I, the percentage set out below with respect to such Distribution
    Date:

         Distribution Date (inclusive)

         March 2000 - April 2001         67.5%

         May 2001 and thereafter          100%

    ; provided, however, that (i) if the average of the Group I Realized Loss Percentages for the immediately preceding three Distribution Dates exceeds the percentage set forth below with respect to such Distribution Date or
    (ii) if the average of the Group I Delinquency Percentages for the immediately preceding three Distribution Dates exceeds the percentage set forth below with respect to such Distribution Date, the Group I Applicable Percentage will be as set forth below:


      Distribution                                           Applicable
         Date           Losses %         Delinquency %       Percentage
      ------------      ---------        -------------       ----------
     01/00 - 03/00        0.03%             2.00%                75%
     04/00 - 06/00        0.05%             3.00%                75%
     07/00 - 09/00        0.10%             3.75%                75%
     10/00 - 12/00        0.15%             4.50%                75%
     01/01 - 03/01        0.30%             5.25%               100%
     04/01 - 05/01        0.50%             6.25%               100%

         "Group I Available Funds Cap": As of any Distribution Date, the weighted average of the Net Rates on the Mortgage Loans in Group I (weighted on the basis of the principal balances thereof as of the first day of the month preceding the month of such Distribution Date).

         "Group I Certificate": Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1 and Class BF-1A Certificates.

         "Group I Certificate Principal Balance": The sum of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1 and Class BF-1A Certificate Principal Balances.

         "Group I Class A Certificate Principal Balance": The sum of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificate Principal Balances.

         "Group I Class A Principal Distribution Amount": With respect to any Distribution Date before the Group I Stepdown Date or as to which a Group I Trigger Event has occurred, 100% of the Group I Principal Distribution Amount for such Distribution Date and with respect to any Distribution Date on or after the Stepdown Date and as to which a Group I Trigger Event has not occurred, the excess of:

          (i) the Group I Class A Certificate Principal Balance immediately prior to such Distribution Date over

         (ii)  the lesser of:

               (A) 70.7% of the Schedule Principal Balances of the Mortgage Loans in Group I on the preceding Due Date and

               (B) the excess of:

                   (I) the Scheduled Principal Balances of the Mortgage Loans in Group I on the preceding Due Date over

                   (II) $1,493,789.

         "Group I Class MF-1 Principal Distribution Amount": With respect to any Distribution Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect (subject to the proviso set forth in Section 3.02(c) hereof), the excess of:

          (i)  the sum of:

               (A) the Group I Class A Certificate Principal Balance and

               (B) the Class MF-1 Certificate Principal Balance immediately prior to such Distribution Date over

         (ii)  the lesser of:

               (A) 81.00% of the aggregate Scheduled Principal Balances of the Mortgage Loans in Group I on the preceding Due Date and

               (B) the excess of:

                   (I) the Scheduled Principal Balances of the Mortgage Loans in Group I on the preceding Due Date over

                   (II) $1,493,789.

         "Group I Class MF-2 Principal Distribution Amount": With respect to any Distribution Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect (subject to the proviso set forth in Section 3.02(c) hereof), the excess of:

         (i) the sum of:

            (A) the Group I Class A Certificate Principal Balance,

            (B) the Class MF-1 Certificate Principal Balance and

            (C) the Class MF-2 Certificate Principal Amount immediately prior to such Distribution Date over

        (ii) the lesser of:

            (A) 88.00% of the Scheduled Principal Balances of the Mortgage Loans in Group I on the preceding Due Date and

            (B) the excess of

              (I) the Scheduled Principal Balances of the Mortgage Loans in Group I over on the preceding Due Date over

              (II) $1,493,789.

         "Group I Class BF-1 Principal Distribution Amount": With respect to any Distribution on and after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect (subject to the proviso set forth in Section 3.02(c) hereof), the excess of:

         (i) the sum of:

            (A) the Group I Class A Certificate Principal Balance,

            (B) the Class MF-1 Certificate Principal Balance,

            (C) the Class MF-2 Certificate Principal Balance and

            (D) the Class BF-1 Certificate Principal Balance immediately prior to such Distribution Date over


       (ii) the lesser of:

            (A) 94.00% of the Scheduled Principal Balances of the Mortgage Loans in Group I on the preceding Due Date and

            (B) the excess of:

                   (I)  the Scheduled Principal Balances of the Mortgage Loans
                    in Group I on the preceding Due Date over

                   (II) $1,493,789.

         "Group I Class BF-1A Principal Distribution Amount": With respect to any Distribution Date on and after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect (subject to the proviso set forth in Section 3.02(c) hereof), the excess of:

         (i)  the Group I Principal Distribution Amount for such day over

         (ii) the sum of:

            (A) the Group I Class A Principal Distribution Amount,

            (B) the Class MF-1 Principal Distribution Amount,

            (C) the Class MF-2, Principal Distribution Amount and

            (D) the Class BF-1 Principal Distribution Amount.

         "Group I Delinquency Percentage": For each Distribution Date and as to Group I , the Scheduled Principal Balance of the Mortgage Loans in Group I that, as of such Distribution Date, are 60 or more days Delinquent as a percentage of the Scheduled Principal Balance of the Mortgage Loans in Group I.

         "Group I Extra Principal Distribution Amount": To the extent of Group I Interest Funds pursuant to Section 3.02(a)(v) and Group II Interest Funds available for the purpose pursuant to Section 3.02(f)(ix) hereof, an amount equal to (x) with respect to any Distribution Date prior to the Distribution Date on which the Class BF-1A Certificate Principal Balance is reduced to zero, the Group I Realized Loss Coverage Amount for such Distribution Date and (y) with respect to any Distribution Date thereafter, the excess of:

         (i)   the Group I Required Overcollateralization Amount over

         (ii) the Group I Overcollateralization Amount (assuming that all Group I Principal Funds are distributed as principal to the Group I Certificates).

         "Group I Interest Funds": With respect to Group I and any Master Servicer Remittance Date, to the extent actually deposited in the Master Servicer Custodial Account, the sum, without duplication, of:

         (i) all scheduled interest collected during the related Due Period with respect to Group I less the Group I Servicing Fee and the Group I Master Servicing Fee,

         (ii)  all Advances relating to interest with respect to Group I,

         (iii) all Month End Interest with respect to Group I and

         (iv) Liquidation Proceeds with respect to Group I (to the extent such Liquidation Proceeds relate to interest) less all Non-Recoverable Advances relating to interest and expenses pursuant to Section
               6.03 of the Standard Terms.

         "Group I Master Servicing Fee": With respect to each Master Servicer Remittance Date, an amount payable (or allocable) to the Master Servicer equal to the product of one-twelfth of the Group I Master Servicing Fee Rate and the aggregate Scheduled Principal Balance of Group I on the first day of the Due Period preceding such Master Servicer Remittance Date.

         "Group I Master Servicing Fee Rate":  0.05% per annum.

         "Group I Net Rate": The weighted average Net Rate for Group I.

         "Group I Overcollateralization Amount": With respect to any Distribution Date the sum of (i) the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Group I over the Group I Certificate Principal Balance and (ii) the Class BF-1A Certificate Principal Balance.

         "Group I Principal Distribution Amount": With respect to any Distribution Date, the excess of:

          (A) the sum of:

               (i)  the Group I Principal Funds and

               (ii) the Group I Extra Principal Distribution Amount over

          (B) the Group I Released Principal Amount.

         "Group I Principal Funds": With respect to Group I and any Master Servicer Remittance Date, to the extent actually deposited in the Master Servicer Custodial Account, the sum, without duplication, of:

          (i) all scheduled principal with respect to Group I collected by the Servicers during the related Due Period or advanced on or before such Master Servicer Remittance Date,

          (ii) prepayments with respect to Group I collected by the Servicers in the related Prepayment Period,

          (iii) the Scheduled Principal Balance of each Mortgage Loan in Group I repurchased by the Depositor,

          (iv)  any Substitution Shortfall with respect to Group I and

     (v) all Liquidation Proceeds with respect to Group I collected by the Servicer during the related Due Period (to the extent such Liquidation Proceeds related to principal) less all non-recoverable Advances relating to principal with respect to Group I reimbursed during the related Due Period.

     "Group I Realized Loss Coverage Amount": With respect to Group I and any Distribution Date, to the extent of Group I Interest Funds available for the purpose, an amount equal to the excess of (i) all Realized Losses with respect to Group I (including all Realized Losses for such Distribution Date) over (ii) all amounts distributed pursuant to clause (x) of the definition of Group I Extra Principal Distribution Amount on all prior Distribution Dates.

     "Group I Realized Loss Percentage": For each Distribution Date and as to Group I, Realized Losses since the Cut-Off Date with respect to the Mortgage Loans in Group I as a percentage of the Scheduled Principal Balance of the Mortgage Loans in Group I as of the Cut-Off Date.

     "Group I Released Principal Amount": With respect to any Distribution Date
(i) if a Group I Trigger Event or Subordinated Trigger Event exists, zero and
(ii) if a Group I Trigger Event or Subordinated Trigger Event does not exist, the amount by which the Group I Overcollateralization Amount (assuming for such purpose that all Group I Principal Funds for such Distribution Date are distributed as principal to the Group I Certificates) exceeds the Group I Required Overcollateralization Amount.

     "Group I Required Overcollateralization Amount": With respect to any Distribution Date

     (i) prior to the Group I Stepdown Date, 3.00% of the Scheduled Principal Balance of the Mortgage Loans in Group I as of the Cut-Off Date and

     (ii) on and after the Group I Stepdown Date the greater of:

          (x) the lesser of:

                    (I) 3.00% of the Scheduled Principal Balance of the Mortgage Loans in Group I with respect to the Cut-Off Date and

                    (II) 6.00% of the Scheduled Principal Balance of the Mortgage Loans in Group I on such Distribution Date, and

          (y) 0.50% of the Scheduled Principal Balance of the Mortgage Loans in Group I as of the Cut-Off Date.

     "Group I Servicing Fee": With respect to each Mortgage Loan in Group I and each Remittance Date, the product of (x) one-twelfth of the Servicing Fee Rate and (y) the aggregate Scheduled Principal Balance of such Mortgage Loan as of the opening of business on the first day of the Due Period preceding such Remittance Date.

         "Group I Servicing Fee Rate": With respect to each Mortgage Loan in Group I, the fixed per annum rate payable to the Servicer as set out on
Schedule IA to this Agreement.

     "Group I Stepdown Date": With respect to Group I, the earlier to occur of:

     (i)  the later to occur of:

          (A)  the Distribution Date in March 2003 and

          (B) the first Distribution Date on which the Group I Class A Certificate Principal Balance immediately prior to such Distribution Date (less the Group I Principal Funds for such Distribution Date) is less than or equal to 70.70% of the Scheduled Principal Balances of the Mortgage Loans in Group I and

     (ii) the Distribution Date after which the Group I Class A Certificate Principal Balance has been reduced to zero.

     "Group I Subordinated Certificates": The Class MF-1, Class MF-2, Class BF-1 and Class BF-1A Certificates.

     "Group I Subordinated Trigger Event": With respect to Group I, any Distribution Date after the Group I Stepdown Date on which:

     (a) Realized Losses since the Cut-Off Date with respect to the Mortgage Loans in Group I as a percentage of the Scheduled Principal Balance of the Mortgage Loans in Group I as of the Cut-Off Date exceed the percentage set out below with respect to such Distribution Date:

     Distribution Date (inclusive)

     March 2002 - February 2003                  1.40%
     March 2003 - February 2004                  2.40
     March 2004 - February 2005                  3.00
     March 2005 - February 2006                  3.40
     March 2006 - February 2007                  3.70
     March 2007 and thereafter                   4.00
     and

     (b) the Scheduled Principal Balance of the Mortgage Loans in Group I that, as of such Distribution Date, are 60 or more days Delinquent as a percentage of the Scheduled Principal Balance of the Mortgage Loans in Group I exceeds the percentage set out below with respect to such Distribution Date:

     Distribution Date (inclusive)

     March 2002 - February 2003                  4.00%
     March 2003 - February 2004                  4.00
     March 2004 - February 2005                  6.50
     March 2005 - February 2006                  6.50
     March 2006 - February 2007                  8.00
     March 2007 and thereafter                   8.00

     "Group I Trigger Event": With respect to Group I and any Distribution Date after the Group I Stepdown Date, a Group I Trigger Event exists if two times the quotient of (i) the Scheduled Principal Balances of all 60 or more days Delinquent Mortgage Loans in Group I and (ii) the Scheduled Principal Balances of the Mortgage Loans in Group I as of the preceding Master Servicer Remittance Date equals or exceeds 29.30%.

     "Group II": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Group II, including any Group II Qualified Substitute Mortgage Loans delivered in replacement thereof.

     "Group II Applicable Percentage": For each Distribution Date, and as to Group II, the percentage set out below with respect to such Distribution Date:

     Distribution Date (inclusive)

     March 2000 - April 2001              67.5%

     May 2001 and thereafter               100%

;provided, however, that (i) if the average of the Group II Realized Loss Percentages for the immediately preceding three Distribution Dates exceeds the percentage set forth below with respect to such Distribution Date or (ii) if the average of the Group II Delinquency Percentages for the immediately preceding three Distribution Dates exceeds the percentage set forth below with respect to such Distribution Date, the Group II Applicable Percentage will be as set forth below

      Distribution                                           Applicable
          Date           Losses %        Delinquency %       Percentage
      ------------       --------        -------------       ----------

     01/00 - 03/00         0.13%             4.00%               75%
     04/00 - 06/00         0.15%             5.00%               75%
     07/00 - 09/00         0.20%             6.50%               75%
     10/00 - 12/00         0.25%             9.00%               75%
     01/01 - 03/01         0.50%            12.00%              100%
     04/01 - 05/01         0.60%            14.00%              100%

     "Group II Available Funds Cap": Except for the Class BV-1A Certificates, as of any Distribution Date, the per annum rate equal to:

     (w)(i) the total scheduled interest on the Mortgage Loans in Group II for the related Due Period less
        (ii) the Servicing Fees and Master Servicing Fee for that Due Period divided by

     (x)     the Group II Certificate Principal Balance divided by

     (y) the actual number of days in the related accrual period and (z) multiplied by 360.

     "Group II Certificate": Any of the Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates.

     "Group II Certificate Principal Balance": The sum of the Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificate Principal Balances.

     "Group II Class A Certificate Principal Balance": The Class AV-1 Certificate Principal Balance.

     "Group II Class A Principal Distribution Amount": With respect to any Distribution Date before the Group II Stepdown Date or as to which a Group II Trigger Event has occurred, 100% of the Group II Principal Distribution Amount for such Distribution Date and with respect to any Distribution Date on or after the Stepdown Date and as to which a Group II Trigger Event has not occurred, the excess of:

     (i) the Group II Class A Certificate Principal Balance immediately prior to such Distribution Date over

     (ii) the lesser of:

          (A) 58.50% of the Schedule Principal Balances of the Mortgage Loans in Group II on the preceding Due Date and

          (B) the excess of:

                 (I) the Scheduled Principal Balances of the Mortgage Loans in Group II on the preceding Due Date over

                 (II) $800,005.

      "Group II Class MV-1 Principal Distribution Amount": With respect to any Distribution on and, after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect (subject to the proviso set forth in Section 3.02(d) hereof), the excess of:

     (i)  the sum of:

          (A) the Group II Class A Certificate Principal Balance and

          (B) the Class MV-1 Certificate Principal Balance immediately prior to such Distribution Date over

     (ii) the lesser of:

               (A) 75.50% of the Scheduled Principal Balances of the Mortgage Loans in Group II on the preceding Due Date and

               (B) the excess of:

                      (I) the Scheduled Principal Balances of the Mortgage Loans in Group II on the preceding Due Date over

                      (II) $800,005.

     "Group II Class MV-2 Principal Distribution Amount": With respect to any Distribution on and after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect (subject to the proviso set forth in Section 3.02(d) hereof), the excess of:

     (i)  the sum of:

          (A) the Group II Class A Certificate Principal Balance,

          (B) the Class MV-1 Certificate Principal Balance and

          (C) the Class MV-2 Certificate Principal Balance immediately prior to such Distribution Date over

     (ii) the lesser of:

          (A) 88.00% of the Scheduled Principal Balances of the Mortgage Loans in Group II on the preceding Due Date and

          (B) the excess of:

                 (I) the Scheduled Principal Balances of the Mortgage Loans in Group II on the preceding Due Date over

                 (II) $800,005.

     "Group II Class BV-1 Principal Distribution Amount": With respect to any Distribution Date on and after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect (subject to the proviso set forth in Section 3.02(d) hereof), the excess of:

     (i)  the sum of:

          (A) the Group II Class A Certificate Principal Balance,

          (B) the Class MV-1 Certificate Principal Balance,

          (C) the Class MV-2 Certificate Principal Balance and

          (D) the Class BV-1 Certificate Principal Balance immediately prior to such Distribution Date over

     (ii) the lesser of:

          (A) 94.50% of the Scheduled Principal Balances of the Mortgage Loans in Group II on the preceding Due Date and

          (B) the excess of:

                 (I) the Scheduled Principal Balances of the Mortgage Loans in Group II on the preceding Due Date over

                 (II) $800,005.

     "Group II Class BV-1A Principal Distribution Amount": With respect to any Distribution Date on and after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect (subject to the proviso set forth in Section 3.02(d) hereof), the excess of:

     (i)  the Group II Principal Distribution Amount for each day over

     (ii) the sum of:

          (A) the Group II Class A Principal Distribution Amount,

          (B) the Class MV-1 Principal Distribution Amount,

          (C) the Class MV-2 Principal Distribution Amount and

          (D) the Class BV-1 Principal Distribution Amount.

     "Group II Delinquency Percentage": For each Distribution Date and as to Group II , the Scheduled Principal Balance of the Mortgage Loans in Group II that, as of such Distribution Date, are 60 or more days Delinquent as a percentage of the Scheduled Principal Balance of the Mortgage Loans in Group II.

         "Group II Extra Principal Distribution Amount": To the extent of Group II Interest Funds pursuant to Section 3.02(b)(v) and Group I Interest Funds available for the purpose pursuant to Section 3.02(e)(ix) hereof, an amount equal to (x) with respect to any Distribution Date prior to the Distribution Date on which the Class BV-1A Certificate Principal Balance is reduced to zero, the Group II Realized Loss Coverage Amount for such Distribution Date and (y) with respect to any Distribution Date thereafter, the excess of:

     (i)  the Group II Required Overcollateralization Amount over

     (ii) the Group II Overcollateralization Amount (assuming that all Group II Principal Funds are distributed as principal to the Group II Certificates).

     "Group II Interest Funds": With respect to Group II and any Master Servicer Remittance Date, to the extent actually deposited in the Master Servicer Custodial Account, the sum, without duplication, of:

     (i) all scheduled interest collected during the related Due Period with respect to Group II less the Group II Servicing Fee and the Group II Master Servicing Fee,

     (ii)  all Advances relating to interest with respect to Group II,

     (iii) all Month End Interest with respect to Group II and

     (iv) Liquidation Proceeds with respect to Group II (to the extent such Liquidation Proceeds relate to interest) less all Non-Recoverable Advances relating to interest and expenses pursuant to Section 6.03 of the Standard Terms.

     "Group II Master Servicing Fee": With respect to each Master Servicer Remittance Date, an amount payable (or allocable) to the Master Servicer equal to the product of one-twelfth of the Group II Master Servicing Fee Rate and the aggregate Scheduled Principal Balance of Group II on the first day of the Due Period preceding such Master Servicer Remittance Date.

     "Group II Master Servicing Fee Rate":  0.05% per annum.

     "Group II Net Rate":  The weighted average Net Rate for Group II.

     "Group II Overcollateralization Amount": With respect to any Distribution Date the sum of (i) the excess of the aggregate Scheduled Certificate Principal Balance and (ii) the Class BV-1A Certificate Principal Balance.

     "Group II Principal Distribution Amount": With respect to any Distribution Date, the excess of:

     (A)  the sum of:

          (i)  the Group II Principal Funds and

          (ii) the Group II Extra Principal Distribution Amount over

     (B)  the Group II Released Principal Amount.

     "Group II Principal Funds": With respect to Group II and any Master Servicer Remittance Date, to the extent actually deposited in the Master Servicer Custodial Account, the sum, without duplication, of:

     (i) all scheduled principal with respect to Group II collected by the Servicers during the related Due Period or advanced on or before such Master Servicer Remittance Date,

     (ii) prepayments with respect to Group II collected by the Servicers in the related Prepayment Period,

     (iii) the Scheduled Principal Balance of each Mortgage Loan in Group II repurchased by the Depositor,

     (iii) any Substitution Shortfall with respect to Group II and

     (iv) all Liquidation Proceeds with respect to Group II collected by the Servicer during the related Due Period (to the extent such Liquidation Proceeds related to principal) less all non-recoverable Advances relating to principal with respect to Group II reimbursed during the related Due Period.

     "Group II Realized Loss Coverage Amount": With respect to Group II and any Distribution Date, to the extent of Group II Interest Funds available for the purpose, an amount equal to the excess of (i) all Realized Losses with respect to Group II (including all Realized Losses for such Distribution Date) over (ii) all amounts distributed pursuant to clause (x) of the definition of Group II Extra Principal Distribution Amount on all prior Distribution Dates.

     "Group II Realized Loss Percentage": For each Distribution Date and as to Group II, Realized Losses since the Cut-Off Date with respect to the Mortgage Loans in Group II as a percentage of the Scheduled Principal Balance of the Mortgage Loans in Group II as of the Cut-Off Date.

     "Group II Released Principal Amount": With respect to any Distribution Date
(i) if a Group II Trigger Event or Subordinated Trigger Event exists, zero and
(ii) if a Group II Trigger Event or Subordinated Trigger Event does not exist, the amount by which the Group II Overcollateralization Amount (assuming for such purpose that all Group II Principal Funds for such Distribution Date distributed as principal to the Group II Certificates) exceeds the Group II Required Overcollateralization Amount.

     "Group II Required Overcollateralization Amount": With respect to any Distribution Date

     (i) prior to the Group II Stepdown Date, 2.75% of the Scheduled Principal Balance of the Mortgage Loans in Group II as of the Cut-Off Date and

     (ii)  on and after the Group II Stepdown Date the greater of:

           (x) the lesser of:

                 (I) 2.75% of the Scheduled Principal Balance of the Mortgage Loans in Group II with respect to the Cut-Off Date and

                 (II) 5.50% of the Scheduled Principal Balance of the Mortgage Loans in Group II on such Distribution Date and

           (y) 0.50% of the Scheduled Principal Balance of the Mortgage Loans in Group II as of the Cut- Off Date.

     "Group II Servicing Fee": With respect to each Mortgage Loan in Group II and each Remittance Date, the product of (x) one-twelfth of the Servicing Fee Rate and (y) the aggregate Scheduled Principal Balance of such Mortgage Loan as of the opening of business on the first day of the Due Period preceding such Remittance Date.

           "Group II Servicing Fee Rate": With respect to each Mortgage Loan in Group II, the fixed per annum rate payable to the Servicer as set out on
     Schedule IB to this Agreement.

           "Group II Stepdown Date": With respect to Group II, the earlier to occur of:

           (i)  the later to occur of:

                (A) the Distribution Date in March 2003 and

                (B) the first Distribution Date on which the Group II Class A Certificate Principal Balance immediately prior to such Distribution Date (less the Group II Principal Funds for such Distribution Date) is less than or equal to 58.50% of the Scheduled Principal Balances of the Mortgage Loans in Group II and

           (ii) the Distribution Date after which the Group II Class A Certificate Principal Balance has been reduced to zero.

           "Group II Subordinated Certificates": The Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates.

           "Group II Subordinated Trigger Event": With respect to Group II, any Distribution Date after the Group II Stepdown Date on which:

           (a) Realized Losses since the Cut-Off Date with respect to the Mortgage Loans in Group II as a percentage of the Scheduled Principal Balance of the Mortgage Loans in Group II as of the Cut-Off Date exceed the percentage set out below with respect to such Distribution Date:

           Distribution Date (inclusive)

           March 2002 - February 2003           2.00%
           March 2003 - February 2004           3.30
           March 2004 - February 2005           4.00
           March 2005 - February 2006           4.30
           March 2006 - February 2007           4.50
           March 2007 and thereafter            4.75
           and

           (b) the Scheduled Principal Balance of the Mortgage Loans in Group II that, as of such Distribution Date, are 60 or more days Delinquent as a percentage of the Scheduled Principal Balance of the Mortgage Loans in Group II exceeds the percentage set out below with respect to such Distribution Date:


           Distribution Date (inclusive)

           March 2002 - February 2003           6.00%
           March 2003 - February 2004           6.00
           March 2004 - February 2005           9.00
           March 2005 - February 2006           9.00
           March 2006 - February 2007          12.00
           March 2007 and thereafter           12.00

     "Group II Trigger Event": With respect to Group II and any Distribution Date after the Group II Stepdown Date, a Group II Trigger Event exists if 2.5 times the quotient of (i) the Scheduled Principal Balances of all 60 or more days Delinquent Mortgage Loans in Group II and (ii) the Scheduled Principal Balances of Group II as of the preceding Master Servicer Remittance Date equals or exceeds 41.50%.

     "Initial Optional Termination Date": The Distribution Date immediately following the Due Period with respect to which the aggregate Scheduled Principal Balances of the Mortgage Loans have declined to less than 10% of their aggregate Scheduled Principal Balances as of the Cut-Off Date.

     "Interest Carry Forward Amount": As to any Class, the definition therefor having the corresponding designation as such Class.

     "Interest Determination Date": With respect to the first Accrual Period for the Group II Certificates (other than the Class BV-1A Certificates) February 25, 2000, and with respect to any subsequent Accrual Period for the Group II Certificates (other than the Class BV-1A Certificates), the second London Business Day preceding such Accrual Period.

     "London Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

     "Master Servicer": Saxon Mortgage, Inc., a Virginia corporation, and its successors and assigns in such capacity.

     "Master Servicer Remittance Date": The Business Day preceding each Distribution Date.

     "Master Servicer Reporting Date": The opening of business on the third Business Day preceding each Distribution Date.

     "Master Servicing Fee": As applicable, the Group I Master Servicing Fee or the Group II Master Servicing Fee.

     "Meritech": Meritech Mortgage Services, Inc., a Texas corporation.

     "Moody's": Moody's Investors Service, Inc., and its successors (99 Church Street, New York, New York 10007).

     "Mortgage Loan Group": Either Group I or Group II.

     "Mortgage Loans": The mortgage loans listed on Schedule I.

     "Net Rate": As to each Mortgage Loan and Distribution Date, the related Mortgage Interest Rate less the sum of the Group I or Group II Servicing Fee Rate and the Group I or Group II Master Servicing Fee Rate, in each case, as applicable.

     "Notice Address": For purposes of Section 11.05 of the Standard Terms, the addresses of the Depositor, the Master Servicer and the Trustee, are as follows:

     (i)   If to the Depositor:

                      Saxon Asset Securities Company
                      4880 Cox Road
                      Glen Allen, Virginia 23060

     (ii)  If to the Master Servicer:

                      Saxon Mortgage, Inc.
                      4880 Cox Road
                      Glen Allen, Virginia 23060

     (iii) If to the Trustee:

                      Chase Bank of Texas, National Association
                      600 Travis, 10th Floor
                      Houston, Texas 77002
                      Attention: Capital Markets Fiduciary Services - Saxon
                      2000-1

     "One Month LIBOR": As of any Interest Determination Date, the rate for one-month U.S. dollar deposits which appears in the Telerate Page 3750, as of 11:00 a.m., London time, on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Master Servicer will request the principal London office of each of the

Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic-mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic-mean of the rates quoted by major banks in New York City, selected by the Master Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Master Servicer shall review Telerate Page 3750 at the required time, make the required requests to the principal offices of the Reference Banks and selections of major banks in New York City and shall determine the rate which constitutes One Month LIBOR for each Interest Determination Date.

     "Paying Agent": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

     "Private Certificate": Any of the Class C and Class R Certificates.

     "Private Subordinated Certificate": Any of the Class C and Class R Certificates.

     "Public Subordinated Certificate": Any of the Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates.

     "Rating Agency": Each of Moody's and Fitch (or, if any such agency or a successor is no longer in existence, such other nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee).

     "Reference Banks": Leading banks selected by the Master Servicer and engaged in transactions in U.S. dollar deposits in the London interbank market.

     "Regular Certificates": Any of the Group I Certificates, Group II Certificates and Class C Certificates which represent the "Regular Interests" in the Issuing REMIC for purposes of the REMIC Provisions.

     "Remittance Date": With respect to each Servicing Agreement, the date so specified therein which date shall in no case be later than the 21st of each month, or if the 21st of any month does not fall on a Business Day, then the Business Day immediately preceding the 21st.

     "Residual Certificates": The Class R Certificates, which represent the "residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC Provisions.

     "Sales Agreement": The Sales Agreement dated February 18, 2000, between the Depositor and SMI regarding the sale of the Mortgage Loans.

     "Servicer": Meritech and its permitted successors and assigns.

     "Servicing Agreement": The Servicing Agreement listed on Schedule II hereto which shall be deemed to be a "Servicing Agreement" for purposes of the Standard Terms.

     "Servicing Fee Rate": With respect to each Mortgage Loan, the Servicing Rate specified on Schedule I.

     "State": New York.

     "Subaccount Definitions":

          "Balance": With respect to each Subaccount, on any Distribution Date, the balance, if any, of such Subaccount immediately prior to such Distribution Date (or, in the case of the first Distribution Date, an amount equal to the initial balance of such Subaccount as of the Closing
     Date) less the amounts to be applied on such Distribution Date to reduce the balance of such Subaccount.

          "Subaccounts": Any one of the Subaccounts created pursuant to Section 5.03(a)(i) hereof.

     Group I:

     "AF-1 Balance": The Balance of the Subaccount AF-1.

     "AF-1 Monthly Interest Amount": With respect to any Distribution Date, the interest accrued on the AF-1 Balance during the Accrual Period for the Class AF-1 Certificates for that Distribution Date at the Group I Net Rate.

     "Subaccount AF-1": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

     "AF-2 Balance": The Balance of Subaccount AF-2.

     "AF-2 Monthly Interest Amount": With respect to any Distribution Date, the interest accrued on the AF-2 Balance during the Accrual Period for the Class AF-2 Certificates for that Distribution Date at the Group I Net Rate.

     "Subaccount AF-2": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

     "AF-3 Balance": The Balance of Subaccount AF-3.

     "AF-3 Monthly Interest Amount": With respect to any Distribution Date, the interest accrued on the AF-3 Balance during the Accrual Period for the Class AF-3 Certificates for that Distribution Date at the Group I Net Rate.

     "Subaccount AF-3": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

     "AF-4 Balance": The Balance of the Subaccount AF-4.

     "AF-4 Monthly Interest Amount": With respect to any Distribution Date, the interest accrued on the AF-4 Balance during the Accrual Period for the Class AF-4 Certificates for that Distribution Date at the Group I Net Rate.

     "Subaccount AF-4": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

     "AF-5 Balance": The Balance of Subaccount AF-5.

     "AF-5 Monthly Interest Amount": With respect to any Distribution Date, the interest accrued on the AF-5 Balance during the Accrual Period for the Class AF-5 Certificates for that Distribution Date at the Group I Net Rate.

     "Subaccount AF-5": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

     "AF-6 Balance": The Balance of Subaccount AF-6.

     "AF-6 Monthly Interest Amount": With respect to any Distribution Date, the interest accrued on the AF-6 Balance during the Accrual Period for the Class AF-6 Certificates for that Distribution Date at the Group I Net Rate.

     "Subaccount AF-6": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

     "MF-1 Balance": The Balance of Subaccount MF-1.

     "MF-1 Monthly Interest Amount": With respect to any Distribution Date, the interest accrued on the MF-1 Balance during the Accrual Period for the Class MF-1 Certificates for that Distribution Date at the Group I Net Rate.

     "Subaccount MF-1": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

     "MF-2 Balance": The Balance of Subaccount MF-2.

     "MF-2 Monthly Interest Amount": With respect to any Distribution Date, the interest accrued on the MF-2 Balance during the Accrual Period for the Class MF-2 Certificates for that Distribution Date at the Group I Net Rate.

     "Subaccount MF-2": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

     "BF-1 Balance": The Balance of Subaccount BF-1.

     "BF-1 Monthly Interest Amount": With respect to any Distribution Date, the interest accrued on the BF-1 Balance during the Accrual Period for the Class BF-1 Certificates for that Distribution Date at the Group I Net Rate.

     "Subaccount BF-1": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

     "BF-1A Balance": The Balance of Subaccount BF-1A.

     "BF-1A Monthly Interest Amount": With respect to any Distribution Date, the interest accrued on the BF-1A Balance during the Accrual Period for the Class BF-1A Certificates for that Distribution Date at the Group I Net Rate.

     "Subaccount BF-1A": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

     Group II:

     "AV-1 Balance": The Balance of the Subaccount AV-1.

     "AV-1 Monthly Interest Amount": With respect to any Distribution Date, the interest accrued on the AV-1 Balance during the Accrual Period for the Class AV-1 Certificates for that Distribution Date at the Group II Net Rate.

     "Subaccount AV-1": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

     "MV-1 Balance": The Balance of Subaccount MV-1.

     "MV-1 Monthly Interest Amount": With respect to any Distribution Date, the interest accrued on the MV-1 Balance during the Accrual Period for the Class MV-1 Certificates for that Distribution Date at the Group II Net Rate.

     "Subaccount MV-1": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

     "MV-2 Balance": The Balance of Subaccount MV-2.

     "MV-2 Monthly Interest Amounts": With respect to any Distribution Date, the interest accrued on the MV-2 Balance during the Accrual Period for the Class MV-2 Certificates for that Distribution Date at the Group II Net Rate.

     "Subaccount MV-2": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

     "BV-1 Balance":  The Balance of Subaccount BV-1.

     "BV-1 Monthly Interest Amount": With respect to any Distribution Date, the interest accrued on the BV-1 Balance during the Accrual Period for the Class BV-1 Certificates for that Distribution Date at the Group II Net Rate.

     "Subaccount BV-1": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

     "BV-1A Balance":  The Balance of Subaccount BV-1A.

     "BV-1A Monthly Interest Amount": With respect to any Distribution Date, the interest accrued on the BV-1A Balance during the Accrual Period for the Class BV-1A Certificates for that Distribution Date at the Group II Net Rate.

     "Subaccount BV-1A":  The Subaccount by that name created pursuant to
Section 5.03(a)(i) hereof.

     "Subaccount R": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

     "Tax Matters Person": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

     "Telerate Page 3750" the display page currently so designated on the Bridge Telerate Market Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

     "Trust Estate":  As defined in Section 2.01 hereof.

     "Trustee": Chase Bank of Texas, National Association, a national banking association, its successor in interest or any successor trustee appointed in accordance with the Trust Agreement.

     "Trustee Fee": The fee payable monthly to the Trustee by the Master
Servicer.

     "Underwriters": Prudential Securities Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     "Underwriting Agreement": The Underwriting Agreement dated February 18, 2000, between the Depositor and SMI and the Underwriters.

                                   Article II
                Formation of Trust; Conveyance of Mortgage Loans

     Section 2.01. Conveyance of Mortgage Loans. To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, the distribution of all other sums distributable under the Trust Agreement with respect to the Certificates and the performance of the covenants contained in the Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Certificateholders as their interests may appear, all the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (i) the Mortgage Loans (except for any prepayment penalties payable at any time with respect thereto), which the Depositor is causing to be delivered to the Trustee (or the Custodian) herewith (and all Qualified Substitute Mortgage Loans (except for any prepayment penalties payable at any time with respect thereto) substituted therefor as provided by Section 2.03 of the Standard Terms and pursuant to the terms of the Sales Agreement), together in each case with the related Trustee Mortgage Loan Files and the Depositor's interest in any Collateral that secured a Mortgage Loan but that is acquired by foreclosure or deed-in-lieu of foreclosure after the Closing Date, and all Monthly Payments due after the Cut-Off Date and all curtailments or other principal prepayments received with respect to the Mortgage Loans paid by the Borrower after the Cut-Off Date (except for any prepayments received after the Cut-Off Date but reflected in the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date) and proceeds of the conversion, voluntary or involuntary, of the foregoing; (ii) the Servicing Agreement; (iii) the Sales Agreement, except that the Depositor does not assign to the Trustee any of its rights under Sections 9 and 12 of the Sales Agreement; (iv) the Asset Proceeds Account and the Distribution Account, whether in the form of cash, instruments, securities or other properties; and (v) all proceeds of any of the foregoing (including, but not limited to, all proceeds of any mortgage insurance, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (i) through (v) above, collectively, the "Trust Estate").

     The Trustee acknowledges the sales, assignments and pledges created by the foregoing paragraphs, accepts the trust hereunder in accordance with the provisions hereof and agrees to perform the duties set forth herein or required by the Standard Terms to the end that the interests of the Certificateholders may be adequately and effectively protected in accordance with the terms and conditions of this Agreement.

     By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold all documents delivered to it from time to time with respect to the Mortgage Loans and all assets included in the Trust Estate in trust for the exclusive use and benefit of all present and future Certificateholders.

                                  Article III
                        Remitting to Certificateholders

     Section 3.01. Subaccount Distributions. On each Distribution Date, the Trustee shall subject to Section 3.02(b) of the Standard Terms make the following allocations, disbursements and transfers from the Asset Proceeds Account to the Distribution Account, which shall be an Eligible Account, in the following order of priority:

     (a) from the Group I Interest Funds to Subaccounts AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2, BF-1 and BF-1A, in the following order: first, pro rata, the AF-1, AF-2, AF-3, AF-4, AF-5 and AF-6 Monthly Interest Amounts, second, the MF-1 Monthly Interest Amount, third the MF-2 Monthly Interest Amount, and fourth, pro rata, the BF-1 and BF-1A Monthly Interest Amounts;

     (b) from the Group II Interest Funds to Subaccounts AV-1, MV-1, MV-2, BV-1 and BV-1A, in the following order: first, the AV-1 Monthly Interest Amount, second, the MV-1 Monthly Interest Amount, third, the MV-2 Monthly Interest Amount, and fourth, pro rata, the BV-1 and BV-1A Monthly Interest Amounts;

     (c)  from the Group I Principal Funds:

               (A) to Subaccount AF-1 until the AF-1 Balance is reduced to zero;

               (B) to Subaccount AF-2 until the AF-2 Balance is reduced to zero;

               (C) to Subaccount AF-3 until the AF-3 Balance is reduced to zero;

               (D) to Subaccount AF-4 until the AF-4 Balance is reduced to zero;

               (E) to Subaccount AF-5 until the AF-5 Balance is reduced to zero;

               (F) to Subaccount AF-6 until the AF-6 Balance is reduced to zero;

               (G) to Subaccount MF-1 until the MF-1 Balance is reduced to zero;

               (H) to Subaccount MF-2 until the MF-2 Balance is reduced to zero;

               (I) to Subaccount BF-1 until the BF-1 Balance is reduced to zero; and

               (J) to Subaccount BF-1A until the BF-1A Balance is reduced to zero;


          provided, however, that (a) such Balances shall be reduced in the same order and manner that the Class of Certificates having the corresponding class designation is decreased; and

     (d)  from the Group II Principal Funds:

               (A) to Subaccount AV-1 until the AV-1 Balance is reduced to zero;

               (B) to Subaccount MV-1 until the MV-1 Balance is reduced to zero;

               (C) to Subaccount MV-2 until the MV-2 Balance is reduced to zero;

               (D) to Subaccount BV-1 until the BV-1 Balance is reduced to zero; and

               (E) to Subaccount BV-1A until the BV-1A Balance is reduced to zero;

          provided, however, that (a) such Balances shall be reduced in the same order and manner that the Class of Certificates having the corresponding class designation is decreased.

     Section 3.02.  Certificate Distributions.
     (a) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group I Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

          (i) to the Group I Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates; provided, however, if the Group I Interest Funds are not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to all the Group I Class A Certificates, such amount will be distributed pro rata among each Class of the Group I Class A Certificates based on the ratio of (x) the Current Interest and Interest Carry Forward Amount for each Class of the Group I Class A Certificates to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates;

          (ii)   to the Class MF-1 Certificates, the Class MF-1 Current
                 Interest;

          (iii)  to the Class MF-2 Certificates, the Class MF-2 Current
                 Interest;

          (iv) to the Class BF-1 and Class BF-1A Certificates, the Class BF-1 and Class BF-1A Current Interest; provided, however, if the Group I Interest Funds are not sufficient to make a full distribution of the Current Interest with respect to the Class BF-1 and Class BF-1A Certificates, such Interest Funds and amounts will be distributed pro rata among each Class of the Class BF-1 and Class BF-1A Certificates based on the ratio of
                 (x) the Current Interest for such Class to (y) the total amount of Current Interest for the Class BF-1 and Class BF-1A Certificates; and

          (v)    any remainder pursuant to Section 3.02(e) hereof.

     (b) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group II Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

          (i) to the Group II Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group II Class A Certificates;

          (ii)   to the Class MV-1 Certificates, the Class MV-1 Current
                 Interest;

          (iii)  to the Class MV-2 Certificates, the Class MV-2 Current
                 Interest;

          (iv) to the Class BV-1 and Class BV-1A Certificates, the Class BV-1 and Class BV-1A Current Interest; provided, however, if the Group II Interest Funds are not sufficient to make a full distribution of the Current Interest with respect to the Class BV-1 and Class BV-1A Certificates, such Interest Funds and amounts will be distributed pro rata among each Class of the Class BV-1 and Class BV-1A Certificates based on the ratio of
                 (x) the Current Interest for such Class to (y) the total amount of Current Interest for the Class BV-1 and Class BV-1A Certificates; and

          (v)    any remainder pursuant to Section 3.02(f) hereof.

     (c) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group I Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

          (i) to the Group I Class A Certificates, the Group I Class A Principal Distribution Amount to be distributed as follows:
                    (x) the Class AF-6 Principal Distribution Amount to the Class AF-6 Certificates; and (y) the balance of the Group I Class A Principal Distribution Amount sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no such distribution pursuant to this clause (y) will be made to any such Class until the Certificate Principal Balances of all Group I Class A Certificates with a lower numeral designation shall have been reduced to zero; provided, however, that, on any Distribution Date on which the Group I Class A Certificate Principal Balance is equal to or greater than the Scheduled Principal Balances of the Mortgage Loans in Group I, the Group I Class A Principal Distribution Amount will be distributed pro rata and not sequentially to the Group I Class A Certificates;

          (ii) to the Class MF-1 Certificates, the Group I Class MF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (iii) to the Class MF-2 Certificates, the Group I Class MF-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (iv) to the Class BF-1 Certificates, the Group I Class BF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (v) if a Group I Subordinated Trigger Event exists on such Distribution Date, sequentially, to the Class BF-1, Class MF-2 and Class MF-1 Certificates, in that order, the Group I Class BF-1A Principal Distribution Amount;

          (vi) to the Class BF-1A Certificates, the Group I Class BF-1A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero (provided that a Group I Subordinated Trigger Event does not exist on such Distribution Date); and

          (vii)     to the Class R Certificates;

provided, however, that, before the Group I Stepdown Date or if a Group I Trigger Event is in effect on any Distribution Date:

          (a) the Group I Class A Principal Distribution Amount shall equal the Group I Principal Distribution Amount until the Certificate Principal Balance of the Group I Class A Certificates has been reduced to zero;

          (b) after the Certificate Principal Balance of the Group I Class A Certificates has been reduced to zero, the Group I Class MF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date;

          (c) after the Certificate Principal Balance of the Class MF-1 Certificates has been reduced to zero, the Group I Class MF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date;

          (d) after the Certificate Principal Balance of the Class MF-2 Certificates has been reduced to zero, the Group I Class BF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount, and

          (e) after the Certificate Principal Balance of the Class BF-1 Certificates has been reduced to zero, the Group I Class BF-1A Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date.

     (d) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group II Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

          (i) to the Class AV-1 Certificates, the Group II Class AV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (ii) to the Class MV-1 Certificates, the Group II Class MV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (iii) to the Class MV-2 Certificates, the Group II Class MV-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (iv) to the Class BV-1 Certificates, the Group II Class BV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (v) if a Group II Subordinated Trigger Event exists on such Distribution Date, sequentially, to the Class BV-1, Class MV-2 and Class MV-1 Certificates, in that order, the Group II Class BV-1A Principal Distribution Amount;

          (vi) to the Class BV-1A Certificates, the Group II Class BV-1A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero (provided that a Group II Subordinated Trigger Event does not exist on such Distribution Date); and

          (vii)     to the Class R Certificates;

provided, however, that, before the Group II Stepdown Date or if a Group II Trigger Event is in effect on any Distribution Date:

          (a) the Group II Class AV-1 Principal Distribution Amount shall equal the Principal Distribution Amount;

          (b) after the Certificate Principal Balance of the Group II Class A Certificates has been reduced to zero, the Group II Class MV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date;

          (c) after the Certificate Principal Balance of the Class MV-1 Certificates has been reduced to zero, the Group II Class MV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date;

          (d) after the Certificate Principal Balance of the Class MV-2 Certificates has been reduced to zero, the Group II Class BV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; and

          (e) after the Certificate Principal Balance of the Class BV-1 Certificates has been reduced to zero, the Group II Class BV-1A Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date.

     (e) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(a)(v) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (viii) of this Section 3.02(e), Section 3.02(f)(ix) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders shall have been fully allocated:

          (i)       the Group I Extra Principal Distribution Amount;

          (ii) to the Class MF-1 Certificates, the Class MF-1 Interest Carry Forward Amount;

          (iii) to the Class MF-1 Certificates, any class MF-1 Unpaid Realized Loss Amount;

          (iv) to the Class MF-2 Certificates, the Class MF-2 Interest Carry Forward Amount;

          (v) to the Class MF-2 Certificates, any Class MF-2 Unpaid Realized Loss Amount;

          (vi) pro rata, to the Class BF-1 and Class BF-1A Certificates, the Class BF-1 and Class BF-1A Interest Carry Forward Amount;

          (vii) to the Class BF-1 Certificates, any Class BF-1 Unpaid Realized Loss Amount;

          (viii) to the Class BF-1A Certificates, any Class BF-1A Unpaid Realized Loss Amount;

          (ix) to the extent required to make the allocations set forth in clauses (i) through (viii) of Section 3.02(f) hereof, pursuant to Section 3.02(f) hereof; provided, however, that with respect to allocations pursuant to clause 3.02(f)(i), only amounts set forth in clause (x) of the definition of Group II Extra Principal Distribution Amount shall be included (without regard to whether the Class BV-1A Certificates remain outstanding);

          (x) to the Class BF-1A Certificates, an amount equal to the Group I Applicable Percentage of the remaining amount (such amount the "Class BF-1A Distributable Amount"), in reduction of the Certificate Principal Balance thereof, until the Class BF-1A Certificate Principal Balance has been reduced to zero;

          (xi) on the Distribution Date on which the Class BF-1A Certificate Principal Balance has been reduced to zero, any remaining Class BF-1A Distributable Amount will be applied as additional Group I Extra Principal Distribution Amount; and

          (xii)     the remainder pursuant to Section 3.02(g) hereof.

     (f) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(b)(v) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (viii) of this Section 3.02(f), Section 3.02(e)(ix) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders have been fully allocated:

          (i)       the Group II Extra Principal Distribution Amount;

          (ii) to the Class MV-1 Certificates, the Class MV-1 Interest Carry Forward Amount;

          (iii) to the Class MV-1 Certificates, any Class MV-1 Unpaid Realized Loss Amounts;

          (iv) to the Class MV-2 Certificates, the Class MV-2 Interest Carry Forward Amount;

          (v) to the Class MV-2 Certificates, any Class MV-2 Unpaid Realized Loss Amount;

          (vi) pro rata, to the Class BV-1 and Class BV-1A Certificates, the Class BV-1 and Class BV-1A Interest Carry Forward Amount;

          (vii) to the Class BV-1 Certificates, any Class BV-1 Unpaid Realized Loss Amount;

          (viii) to the Class BV-1A Certificates, any Class BV-1A Unpaid Realized Loss Amount;

          (ix) to the extent required to make the allocations set forth in clauses (i) through (viii) of Section 3.02(e) hereof, pursuant to Section 3.02(e) hereof; provided, however, that with respect to allocations pursuant to clause 3.02(e)(i), only amounts set forth in clause (x) of the definition of Group I Extra Principal Distribution Amount shall be included (without regard to whether the Class BF-1A Certificates remain outstanding);

          (x) on any Distribution Date on or before the last Distribution Date with respect to the Class AV-1 Certificates, to the Class AV-1 Certificates, the Class AV-1 Certificates Carryover;

          (xi) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-1 Certificates, to the Class MV-1 Certificates, the Class MV-1 Certificates Carryover;

          (xii) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-2 Certificates, to the Class MV-2 Certificates, the Class MV-2 Certificates Carryover;

          (xiii) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-1 Certificates, to the Class BV-1 Certificates, the Class BV-1 Certificates Carryover;

          (xiv) to the Class BV-1A Certificates, an amount equal to the Group II Applicable Percentage of the remaining amount (such amount, the "Class BV-1A Distributable Amount"), in reduction of the Certificate Principal Balance thereof, until the Class BV-1A Certificate Principal Balance has been reduced to zero;

          (xv) on the Distribution Date on which the Class BV-1A Certificate Principal Balance has been reduced to zero, any remaining Class BV-1A Distributable Amount will be applied as additional Group II Extra Principal Distribution Amount; and

          (xvi)     the remainder pursuant to Section 3.02(g) hereof.

     (g) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(e)(xii) and (f)(xvi) hereof in the following order of priority, and each such allocation shall be made only after the preceding allocations shall have been made until such remainders have been fully allocated:

          (i)       to the Class C Certificates, the Class C Distribution
                    Amount; and

          (ii)      to the Class R Certificates, the remainder.

     (h) On each Distribution Date, the Trustee shall allocate any excess of the Group I Certificate Principal Balance over the Scheduled Principal Balances of the Mortgage Loans in Group I to reduce the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:

          (i) to the Class BF-1A Certificates until the Class BF-1A Certificate Principal Balance is reduced to zero;

          (ii) to the Class BF-1 Certificates until the Class BF-1 Certificate Principal Balance is reduced to zero;

          (iii) to the Class MF-2 Certificates until the Class MF-2 Certificate Principal Balance is reduced to zero; and

          (iv) to the Class MF-1 Certificates until the Class MF-1 Certificate Principal Balance is reduced to zero.

     (i) On each Distribution Date, the Trustee shall allocate any excess of the Balances of the Mortgage Loans in Group II to reduce the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:

          (i) to the Class BV-1A Certificates until the Class BV-1A Certificate Principal Balance is reduced to zero;

          (ii) to the Class BV-1 Certificates until the Class BV-1 Certificate Principal Balance is reduced to zero;

          (iii) to the Class MV-2 Certificates until the Class MV-2 Certificate Principal Balance is reduced to zero; and

          (iv) to the Class MV-1 Certificates until the Class MV-1 Certificate Principal Balance is reduced to zero.

     Section 3.03.  Reports to the Depositor and the Trustee:

     On or before the Business Day preceding each Distribution Date, based on information provided by the Servicer, the Master Servicer shall notify the Depositor and the Trustee of the following information with respect to the next Distribution Date (which notification may be given by facsimile, or by telephone promptly confirmed in writing):

     (a) the aggregate amount then on deposit in the Asset Proceeds Account and the source thereof (identified as interest, scheduled principal or unscheduled principal);

     (b) the amount of any Realized Losses, Applied Realized Loss Amounts and Unpaid Realized Loss Amounts;

     (c) the application of the amounts described in clauses (a) and (b) on such Distribution Date in accordance with Section 3.02 hereof; and

     (d) whether a Group I or Group II Trigger Event or a Group I or Group II Subordinated Trigger Event has occurred.

     Section 3.04.  Reports by Master Servicer.

     (a) On or before the Business Day preceding each Distribution Date, based on information provided by the Servicer, the Master Servicer shall report or cause to be reported in writing to the Depositor (in hard copy), each Holder of a Certificate, the Underwriters and the Trustee and their designees (designated in writing to the Master Servicer) and the Rating Agencies:

          (i) with respect to each Class of Certificates (other than Class C and Class R) (based on a Certificate in the original principal amount of $1,000):

               (a)  the amount of the distributions on such Distribution Date;

               (b)  the amount of such distribution allocable to interest;

               (c) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any prepayments, Substitution Shortfalls, repurchase amounts pursuant to Section 2.03 of the Standard Terms or other recoveries of principal included therein, any Group I or Group II Extra Principal Distribution Amount and any Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Applied Realized Loss Amount with respect to, and any Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Unpaid Realized Loss Amount at, such Distribution Date;

                 (d) the principal balance after giving effect to any distribution allocable to principal; and

                 (e) any Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1 and Class BF-1A Interest Carry Forward Amount, any Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Interest Carry Forward Amount or any Class AV-1, Class MV-1, Class MV-2 and Class BV-1 Certificates Carryover ;

          (ii)   the Group I Net Rate and the Group II Net Rate;

          (iii) the Realized Losses for Group I and Group II for the period and since the Cut-Off Date;

          (iv)   the largest Mortgage Loan balance outstanding in each Group;

          (v) the Servicing Fees and Master Servicing Fees allocable to each Group;

          (vi)   One-Month LIBOR on the most recent Interest Determination Date;

          (vii) the Pass-Through Rates for the Group II Certificates (other than the Class BV-1A Certificates) for the current Accrual Period and, if the Pass-Through Rates for any Class of the Group I Certificates (or the Class BV-1A Certificates) for the current Accrual Period are based on the Group I Net Rate (or Group II Net Rate, as applicable), the Pass-Through Rates for the Group I Certificates (or the Class BV-1A Certificates) with respect to which the Group I Net Rate (or Group II Net Rate, as applicable) applies.

     (b) On each Distribution Date, based on information provided by the Servicer, the Master Servicer will distribute to the Depositor, each Holder, the Underwriters, the Rating Agencies and the Trustee, together with the information described in subsection (a) preceding, the following information with respect to each Mortgage Loan Group in hard copy:

          (i) the number and aggregate principal balances of Mortgage Loans in each Group (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business as of the end of the related prepayment period;

          (ii) the percentage that each of the Scheduled Principal Balances set forth pursuant to clauses (a), (b) and (c) of paragraph (i) above represent with respect to all Mortgage Loans in each Group;

          (iii) the number and Scheduled Principal Balance of all Mortgage Loans in each Group in foreclosure proceedings as of the close of business as of the end of the related Prepayment Period and in the immediately preceding Prepayment Period;

          (iv) the number of Mortgagors and the Scheduled Principal Balances of Mortgage Loans in each Group involved in bankruptcy proceedings as of the close of business as of the end of the related Prepayment Period;

          (v) the aggregate number and aggregate book value of any REO Property in each Group as of the close of business as of the end of the related Prepayment Period; and

          (vi) the number and amount by principal balance of 60+ Day Delinquent Loans in each Group, in each case by Servicer and as of the end of the related Prepayment Period.

     (c) All allocations made by the Trustee shall be based on information the Trustee receives from the Master Servicer which the Trustee shall be protected in relying on.

                                  Article IV
                               The Certificates

     Section 4.01.  The Certificates.

     The Certificates shall be designated generally as the Mortgage Loan Asset Backed Certificates, Series 2000-1. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $458,755,000, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.04 or 5.06 of the Standard Terms. The following table sets forth the Classes of Certificates, the initial Certificate Principal Balance for each such Class and the CUSIP number for each Class:

                                         Initial Certificate
                        Class            Principal Balance      CUSIP
           Group I - Fixed Rate Mortgage Loans
                        AF-1             $100,000,000         805564FC0
                        AF-2             $ 42,000,000         805564FD8
                        AF-3             $ 40,000,000         805564FE6
                        AF-4             $ 30,000,000         805564FF3
                        AF-5             $ 21,914,000         805564FG1
                        AF-6             $ 26,000,000         805564FH9
                        MF-1             $ 15,386,000         805564FJ5
                        MF-2             $ 10,457,000         805564FK2
                        BF-1             $  8,964,000         805564FL0
                        BF-1A            $  4,034,000         805564FM8

           Group II - Adjustable Rate Mortgage Loans
                        AV-1             $128,000,000         805564FN6
                        MV-1             $ 13,600,000         805564FP1
                        MV-2             $ 10,000,000         805564FQ9
                        BV-1             $  5,200,000         805564FR7
                        BV-1A            $  3,200,000         805564FS5
                        C                      (1)
                        R                      (2)

_____________________

(1) The Class C Certificates have no stated principal balance or Pass-Through Rate and are entitled to receive the Class C Distribution Amount.

(2) The Class R Certificates have no stated principal balance or Pass-Through Rate and are not entitled to any scheduled distributions of principal or interest.

     Section 4.02.  Denominations.

     The Book-Entry Certificates shall be registered as one or more certificates in the name of the Clearing Agency or its nominee. Beneficial interests in the Book-Entry Certificates shall be held by the Beneficial Owners thereof through the book-entry facilities of the Clearing Agency as described herein, in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof in the case of the Public Certificates. So long as the Private Certificates are Book-Entry Certificates, each Person which becomes a Beneficial Owner of Private Certificates will be deemed to make the representations and agreements set forth in the form of Rule 144A Agreement-QIB Certification attached as Exhibit D to the Standard Terms, and to indemnify the Depositor, the Trustee and the Master Servicer against any liability that may result if any transfer of a Private Certificate by such person is not exempt from registration under the Securities Act and all applicable state securities laws or is not made in accordance with such federal and state laws. The Class C and Class R Certificates shall be issued in certificated, fully-registered form in minimum Percentage Interests of 25% and integral multiples of 1% in excess thereof, except that two Class R Certificates may be issued in different denominations.

                                   Article V
                           Miscellaneous Provisions

     Section 5.01.  Request for Opinions.
     (a) The Depositor and the Master Servicer hereby request and authorize McGuire, Woods, Battle & Boothe llp, as their counsel in this transaction, to issue on behalf of the Depositor and the Master Servicer such legal opinions to the Trustee and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust or
(ii) requested by the Trustee, any Rating Agency or their respective counsels.

     (b) The Trustee hereby requests and authorizes its counsel to issue on behalf of the Trustee such legal opinions to the Depositor, the Master Servicer, and each Rating Agency as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

     Section 5.02.  Form of Certificates; Schedules and Exhibits; Governing Law.
     (a) The Certificates shall be substantially in the respective forms set forth in the Exhibits hereto. All Certificates shall be dated the date of their execution.

     (b) Each of the Schedules and Exhibits attached hereto or referenced herein is incorporated herein by reference as contemplated by the Standard Terms.

     (c) In accordance with Section 11.04 of the Standard Terms, this Agreement shall be construed in accordance with and governed by the laws of the State, without regard to any conflicts of laws principles thereof.

     (d) Notwithstanding Section 5.05(a) of the Standard Terms, Class C and Class R Certificates shall only be transferable to an affiliate of the Depositor or a Qualified Institutional Buyer.

     Section 5.03.  REMIC Administration.
     (a) Pooling REMIC. (i) The beneficial ownership of the Pooling REMIC shall be evidenced by interests having the following terms:

                                                                          Type of Interest
Pooling Interest              Initial Subaccount         Pass-Through      For Purposes of
   Designation                    Balance                    Rate               REMIC
                                                                             Provisions
        Group I
Subaccount AF-1                     $100,000,000              (1)             Regular
Subaccount AF-2                     $ 42,000,000              (1)             Regular
Subaccount AF-3                     $ 40,000,000              (1)             Regular
Subaccount AF-4                     $ 30,000,000              (1)             Regular
Subaccount AF-5                     $ 21,914,000              (1)             Regular
Subaccount AF-6                     $ 26,000,000              (1)             Regular
Subaccount MF-1                     $ 15,386,000              (1)             Regular
Subaccount MF-2                     $ 10,457,000              (1)             Regular
Subaccount BF-1                     $  8,964,000              (1)             Regular
Subaccount BF-1A                    $  4,034,000              (1)             Regular
       Group II
Subaccount AV-1                     $128,000,000              (2)             Regular
Subaccount MV-1                     $ 13,600,000              (2)             Regular
Subaccount MV-2                     $ 10,000,000              (2)             Regular
Subaccount BV-1                     $  5,200,000              (2)             Regular
Subaccount BV-1A                    $  3,200,000              (2)             Regular
Subaccount R                             (3)                  (3)             Residual

        (1) On any Distribution Date, the Group I Net Rate.

        (2) On any Distribution Date, the Group II Net Rate.

        (3) Subaccount R is not issued with a Balance or a Pass-Through Rate.

            (ii) Subaccount R is the residual interest in the Pooling REMIC and shall be issued in fully registered certificate form as part of the Class R Certificate. All other Subaccounts shall be deemed issued as non-certificated interests and shall constitute assets of the Issuing REMIC.

            (iii) The assets of the Pooling REMIC are the Mortgage Loans and the Asset Proceeds Account.

            (iv) On each Distribution Date, amounts in the Asset Proceeds Account will be distributed as provided in Section 3.01 hereof.

     (b) Issuing REMIC. (i) The beneficial ownership of the Issuing REMIC shall be evidenced as set forth in Section 4.01 hereof; the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates and each of the separate interest-only rights making up the Class C Distribution Amount are Regular Interests in the Issuing REMIC. The Class R Certificates are the residual interest in the Issuing REMIC.

            (ii) The assets of the Issuing REMIC are the Subaccounts in the Pooling REMIC other than Subaccount R and the Distribution Account.

            (iii) On each Distribution Date, amounts in the Distribution Account will be distributed as provided in Section 3.02 hereof.

     (c)    General.

            (i) The Closing Date is designated as the "start up" day of the Pooling REMIC and Issuing REMIC.

            (ii) The Trustee shall make elections to treat the Pooling REMIC and the Issuing REMIC as REMICs under the Code.

     (d) The "latest possible maturity date" for purposes of the REMIC regulations and each REMIC established hereby is February 25, 2032.

     Section 5.04.  Optional Termination.
     (a) On any Master Servicer Remittance Date on or after the Initial Optional Termination Date, the Master Servicer may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) Mortgage Loans and all property theretofore acquired in respect of any Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a price equal to 100% of the aggregate Scheduled Principal Balances of the Mortgage Loans (including any REO Property) as of the day of purchase minus amounts remitted from the Master Servicer Custodial Account to the Asset Proceeds Account representing collections of principal on the Mortgage Loans during the current Remittance Period, plus one month's interest on such amount, plus in all cases all accrued and unpaid Servicing Fees and Master Servicing Fees plus the aggregate amount of any unreimbursed Advances and any Advances which the Servicer or the Master Servicer has theretofore failed to remit; but in any event such purchase amount shall be sufficient to retire all Group I and Group II Certificates in full. In connection with such purchase, the Master Servicer shall remit to the Trustee all amounts then on deposit in the Master Servicer Custodial Account for deposit to the Asset Proceeds Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

     (b) The Master Servicer shall direct the Trustee to adopt and the Trustee shall adopt, as to each REMIC established hereunder, a plan of complete liquidation as contemplated by Section 860F(a)(4) of the Code and as prepared by the Master Servicer, and shall provide to the Trustee an Opinion of Counsel experienced in federal income tax matters acceptable to the Trustee to the effect that such purchase and liquidation constitutes, as to each REMIC, a Qualified Liquidation. In addition, the Master Servicer shall provide to the Trustee an Opinion of Counsel acceptable to the Trustee to the effect that such purchase and liquidation does not constitute a preference payment pursuant to the United States Bankruptcy Code.

     (c) Promptly following any purchase described in this Section 5.04, the Trustee will release the Trustee Mortgage Loan File to the Master Servicer or otherwise upon its order.

     Section 5.05.  Master Servicer; Certificate Registrar and Paying Agent
     (a) Saxon Mortgage, Inc. is hereby appointed as Master Servicer hereunder.

     (b) Chase Bank of Texas, National Association is hereby appointed as Certificate Registrar and Paying Agent.

     IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of February 1, 2000.


                         SAXON ASSET SECURITIES COMPANY


                         By:  ____________________________________
                              Bradley D. Adams, Vice President


                         SAXON MORTGAGE, INC.
                              as Master Servicer


                         By:  ______________________________________________
                              Robert G. Partlow, Executive Vice President


                         CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                              as Trustee


                         By:  _________________________________
                              Lila R. Garlin, Vice President

COMMONWEALTH OF VIRGINIA    )

                            ) ss.:

COUNTY OF HENRICO           )


     The foregoing instrument was acknowledged before me February __, 2000, by Bradley D. Adams, a Vice President of Saxon Asset Securities Company, a Virginia corporation, on behalf of the corporation.


                         ___________________________________________
                         Notary Public


My Commission expires: __________________

COMMONWEALTH OF VIRGINIA      )

                              ) ss.:

COUNTY OF HENRICO             )


       The foregoing instrument was acknowledged before me on February __, 2000, by Robert G. Partlow, Executive Vice President of Saxon Mortgage, Inc., a Virginia corporation, on behalf of the corporation.


                              ___________________________________
                              Notary Public


My Commission expires: __________________

CITY OF RICHMOND              )

                              ) ss.:

COMMONWEALTH OF VIRGINIA      )


       The foregoing instrument was acknowledged before me February __, 2000, by Lila R. Garlin, a Vice President of Chase Bank of Texas, National Association, a national banking association, on behalf of the bank.



                              ____________________________________
                              Notary Public


My Commission expires: __________________

                                  Schedule I

                                Mortgage Loans
                                --------------



     A.   Group I Mortgage Loans.

     B.   Group II Mortgage Loans.

                                  Schedule II

                                Sales Agreement
                                ---------------